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Exhibit 10.5


                            CHANGE IN TERMS AGREEMENT

 Principal     Loan Date       Maturity       Loan No.     Officer
$250,000.00    06-09-2009     06-09-2010      93061000       RK

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ''' has been omitted due to text length limitations.

Borrower:  Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.;
           Royal Health Care, Inc.; and Allied Med Inc.
           8909 West Olympic Boulevard, Suite 208
           Beverly Hills, CA 90211


Lender:   National Bank of California
          Corporate Banking Department
          145 South Fairfax Avuenue
          Los Angeles, CA  90036

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Principal Amount: $250,000.00                    Date of Agreement: June 9, 2009

DESCRIPTION OF EXISTING INDEBTEDNESS: The Promissory Note and Business Loan Agreement dated June 23, 2008 and subsequent Change In Terms Agreement dated March 3, 2009 in the amount of $150,000.00.

DESCRIPTION OF CHANGE IN TERMS: The Maturity of the Note is hereby extended from June 9, 2009 to June 9, 2010.

The Principal Amount of the Note is hereby increased from $150,000.00 to $250,000.00.

The interest rate floor on the Note is hereby increased from 6.000% to 7.000%.

The "AFFIRMATIVE CONVENANTS" section of the Business Loan Agreement Is hereby amended as follows:

Interim Statements. As soon as available, but in no event later than 45 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

Tangible Net Worth Requirements: Borrower's Net Worth shall increase on a semi-annual basis,

Concurrently herewith a Subordination Agreement shall be executed by Borrower and Nora Y. Amin as Creditor, as a condition of the Change in Terms.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms ,of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and In full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). it is the intention of Lender to retain as liable parties all makers or endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. if any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any Initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWERS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. BORROWERS AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:


By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin, President/Secreatury of Amexdrug
   Corporation

   AMEXORUG CORPORATION


DERMAGEN, INC.

By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin, President/Secreatury of Dermagen,
   Inc.


BIORX PHARAMACEUTICALS, INC.

By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin, President/Secreatury of Biorx
   Pharamaceuticals, Inc.


ROYAL HEALTH CARE, INC.

By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin, President/Secreatury of Royal
   Health Care, Inc.


ALLIED MED INC.

By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin, President/Secreatury of Allied
   Med Inc.

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
                            CHANGE IN TERMS AGREEMENT
Loan No: 930610000                 (Continued)                            Page 2





PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. GUARANTORS AGREES TO THE TERMS OF THE AGREEMENT.


GUARANTOR:


By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin, Individually


By:  /s/ Jack M. Amin
   ----------------------------------------------
   Jack M. Amin















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